EXHIBIT 10.14
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                       SYNAPTIC PHARMACEUTICAL CORPORATION

                               1996 INCENTIVE PLAN


                                    ARTICLE 1

                            ESTABLISHMENT AND PURPOSE

         1.1 Establishment and Effective Date. Synaptic Pharmaceutical Corporation, a Delaware corporation (the "Corporation"), hereby establishes a stock incentive plan to be known as the "Synaptic Pharmaceutical Corporation 1996 Incentive Plan" (the "Plan"). The Plan shall become effective as of January 1, 1996, subject to the approval of the stockholders of the Corporation. In the event that such stockholder approval is not obtained, any awards made hereunder shall be cancelled and all rights of employees and consultants with respect to such awards shall thereupon cease. Upon approval of the Plan by the Board of Directors of the Corporation (the "Board"), awards may be made by the Board's Compensation Committee (the "Committee"), as provided herein.

         1.2 Purpose. The purpose of the Plan is to encourage and enable key employees and consultants (subject to such requirements as may be prescribed by the Committee) of the Corporation and its subsidiaries to acquire a proprietary interest in the Corporation through the ownership of the Corporation's common stock, par value $0.01 per share ("Common Stock"), and other rights with respect to the Common Stock. Such ownership will provide such employees and consultants with a more direct stake in the future welfare of the Corporation and encourage them to remain with the Corporation and its subsidiaries. It is also expected that the Plan will encourage qualified persons to seek and accept employment with the Corporation and its subsidiaries.


                                    ARTICLE 2

                                     AWARDS

         2.1 Form of Awards. Awards under the Plan may be granted in any one or all of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) non-qualified stock options ("Non-qualified Stock Options") (unless otherwise indicated, references in the Plan to "Options" shall include both Incentive Stock Options and Non-qualified Stock Options); (iii) stock appreciation rights ("Stock Appreciation Rights"), as described in Article 6 hereof, which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights"); (iv) shares of Common Stock which are subject to vesting requirements as provided in Article 9 hereof ("Restricted Shares"); (v) shares of


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Common  Stock that are not  subject to any vesting  requirements  ("Unrestricted
Shares"); and (vi) tax offset payments ("Tax Offset Payments"),  as described in
Article 11 hereof.

         2.2 Maximum Shares Available. The maximum aggregate number of shares of Common Stock available for award under the Plan is 2,100,000 (as constituted on March 6, 1998), subject to adjustment pursuant to Article 12 hereof. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Corporation. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option or any Nontandem Stock Appreciation Rights under the Plan expires unexercised or is terminated, surrendered or cancelled (other than in connection with the exercise of Stock Appreciation Rights) without being exercised in whole or in part for any reason, or any Restricted Shares are forfeited, or if such awards are settled in cash in lieu of shares of Common Stock, then such shares shall be available for subsequent awards under the Plan, upon such terms as the Committee may determine. The aggregate number of shares of Common Stock that may be represented by grants of Options or Stock Appreciation Rights made to any individual during any two-year period may not exceed 250,000 shares, subject to adjustment pursuant to Article 12 hereof.

         2.3 Return of Prior Awards. As a condition to any subsequent award, the Committee shall have the right, in its sole discretion, to require employees to return to the Corporation awards previously granted under the Plan. Subject to the provisions of the Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted.


                                    ARTICLE 3

                                 ADMINISTRATION

         3.1 Committee. Awards shall be determined, and the Plan shall be administered, by the Committee as appointed from time to time by the Board, which Committee shall consist of not less than two (2) members of the Board; provided, however, that from and after the consummation of the initial public offering of the Common Stock and so long as the Plan shall be required to comply with Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in order to permit transactions pursuant to the Plan by employees of the Corporation to be exempt from the provisions of Section 16(b) of the 1934 Act, each member of the Committee, at the effective date of his appointment to the Committee, shall be a "disinterested person," as that term is defined in subparagraph (c)(2)(i) of Rule 16b-3, as in effect from time to time, under the 1934 Act.

         3.2 Powers of the Committee. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option, the time or times at which each Option shall become exercisable and the duration of the exercise period applicable to each Option; (ii) to designate Options as Incentive Stock Options or Non-qualified Stock Options and to determine


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which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights,
(iii) to grant Tandem Stock Appreciation Rights and Nontandem Stock Appreciation Rights and to determine the terms and conditions of such rights; (iv) to grant or cause to be sold Restricted Shares and to determine the purchase price, if any, of such shares and the vesting period and other conditions and restrictions applicable to such shares; (v) to grant or cause to be sold Unrestricted Shares and to determine the purchase price, if any, of such shares; (vi) to determine the amount of, and to make, Tax Offset Payments; (vii) to determine the employees and the consultants to whom, and the time or times at which, Options, Stock Appreciation Rights, Restricted Shares, Unrestricted Shares and Tax Offset Payments shall be granted or made and (viii) to take all other actions contemplated to be taken by the Committee under the Plan, including, but not limited to, authorizing the amendment of any written agreement relating to any award made hereunder. Without limiting the foregoing, in the event of a merger,
consolidation,   combination,   exchange   of  shares,   separation,   spin-off,
reorganization, liquidation or other similar transaction, the Committee may, in its sole discretion, accelerate the lapse of Restricted Periods and other vesting periods and waiting periods and extend the exercise periods applicable to any award made under the Plan.

         3.3 Delegation. The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation would cause the Plan to fail to comply with the "disinterested administration" rules under Section 16 of the Act. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

         3.4 Interpretations. The Committee shall have sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Corporation, all employees and consultants who have received awards under the Plan and all other interested persons.

         3.5 Liability; Indemnification. No member of the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Corporation with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Corporation's Certificate of Incorporation and Bylaws, as amended from time to time, or under any agreement between any such member and the Corporation.





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                                    ARTICLE 4

                                   ELIGIBILITY

                  Awards may be made to all employees and consultants of the Corporation or any of its subsidiaries (subject to such requirements as may be prescribed by the Committee). Awards may be made to a director of the Corporation who is not also a member of the Committee, provided that the director is also an employee. In determining the employees and consultants to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the nature of the services rendered by such employees and consultants, their present and potential contributions to the success of the Corporation and its subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant.

                  Notwithstanding the foregoing, only employees of the Corporation and any present or future corporation which is or may be a "subsidiary corporation" of the Corporation (as such term is defined in Section 424 (f) of the Code) shall be eligible to receive Incentive Stock Options.


                                    ARTICLE 5

                                  STOCK OPTIONS

         5.1 Grant of Options. Options may be granted under the Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall from time to time determine.

         5.2 Designation as Non-qualified Stock Option or Incentive Stock Option. In connection with any grant of Options, the Committee shall designate in the written agreement required pursuant to Article 14 hereof whether the Options granted shall be Incentive Stock Options or Non-qualified Stock Options, or in the case both are granted, the number of shares of each.

         5.3 Option Price. The purchase price per share under each Incentive Stock Option shall be the Market Price (as hereinafter defined) of the Common Stock on the date the Incentive Stock Option is granted. The purchase price per share under each Non-qualified Stock Option shall be determined by the Committee. In no case, however, shall the purchase price per share of either an Incentive Stock Option or Non-qualified Stock Option be less than the par value of the Common Stock ($0.01). In the case of an Incentive Stock Option granted to an employee owning (actually or constructively under Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Corporation or of a subsidiary (a "10% Stockholder"), the option price shall not be less than 110% of the Market Price of the Common Stock on the date of grant.

                  The "Market Price" of the Common Stock on any day shall be determined as follows: (i) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Market Price on any day shall be, in the sole discretion of the


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Committee,  either  (x) the  average of the high and low  reported  Consolidated
Trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the Consolidated Trading listing for such day or (y) the closing price reported on the Consolidated Trading listing for such day; (ii) if the Common Stock is quoted on the NASDAQ interdealer quotation system, the Market Price on any day shall be the average of the representative bid and asked prices at the close of business for such day; or
(iii) if the Common Stock is not listed on a national stock exchange or quoted on NASDAQ, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day. In no event shall the Market Price of a share of Common Stock subject to an Incentive Stock Option be less than the fair market value as determined for purposes of Section 422(b)(4) of the Code.

                  The Option price so determined shall also be applicable in connection with the exercise of any Tandem Stock Appreciation Rights granted with respect to such Option.

         5.4 Limitation on Amount of Incentive Stock Options. In the case of Incentive Stock Options, the aggregate Market Price (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Corporation and any subsidiary) shall not exceed $100,000.

         5.5 Limitation on Time of Grant. No grant of an Incentive Stock Option shall be made under the Plan more than ten (10) years after the date the Plan is approved by the stockholders of the Corporation.

         5.6 Exercise and Payment. Options may be exercised in whole or in part. Common Stock purchased upon the exercise of Options shall be paid for at the time of purchase. Such payment shall be made in cash or, in the sole discretion of the Committee, through delivery of shares of Common Stock, installment payments under the optionee's promissory note or a combination of cash, Common Stock and/or installment payments, in accordance with procedures to be established by the Committee. Any shares so delivered shall be valued at their Market Price on the date of exercise. Upon receipt of a notice of exercise and payment in accordance with procedures to be established by the Committee, the Corporation or its agent shall deliver to the person exercising the Option (or his or her designee) a certificate for such shares.

                  The Committee in its sole discretion may, on an individual basis or pursuant to a general program established by the Committee in connection with the Plan, lend money to an optionee to exercise all or a portion of an Option granted hereunder. If the exercise price is paid in whole or part with an optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the shares of Common Stock that the optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the applicable Federal rate (within the meaning of Section 1274 of the Code), and (iv) contain such other terms as the Committee in its sole discretion shall require. In the event that payment for exercised Options is made through the delivery of shares of Common Stock, the Committee, in accordance with procedures established by the Committee, may grant Non-qualified Stock Options ("Restoration Options") to the person exercising the Option for the purchase of a number of shares equal to the


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number of shares of Common Stock delivered to the Corporation in connection with the payment of the exercise price of the Option and the payment of or surrender of shares for any withholding taxes due upon such exercise. The purchase price per share under each Restoration Option shall be the Market Price of the Common Stock on the date the Restoration Option is granted.

         5.7 Term. The term of each Option granted hereunder shall be determined by the Committee; provided, however, that, notwithstanding any other provision of the Plan, in no event shall an Incentive Stock Option be exercisable after ten (10) years from the date it is granted, or in the case of an Incentive Stock Option granted to a 10% Stockholder, five (5) years from the date it is granted.

         5.8 Rights as a Stockholder. A recipient of Options shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate representing such shares is issued to such recipient. Except as otherwise expressly provided in the Plan or by the Committee, no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         5.9 General Restrictions. Each Option granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine, in its sole discretion, that the listing, registration or qualification of the shares issuable or transferable upon exercise thereof upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue, transfer, or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

                  The Board or the Committee may, in connection with the granting of any Option, require the individual to whom the Option is to be granted to enter into an agreement with the Corporation stating that as a condition precedent to each exercise of the Option, in whole or in part, such individual shall if then required by the Corporation represent to the Corporation in writing that such exercise is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Board or the Committee may prescribe.

         5.10 Cancellation of Stock Appreciation Rights. Upon exercise of all or a portion of an Option, the related Tandem Stock Appreciation Rights shall be cancelled with respect to an equal number of shares of Common Stock.


                                    ARTICLE 6

                            STOCK APPRECIATION RIGHTS

         6.1 Grants of Stock  Appreciation  Rights.  Tandem  Stock  Appreciation
Rights may be awarded by the Committee in connection with any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the


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Option. Nontandem Stock Appreciation Rights may also be granted by the Committee at any time. At the time of grant of Nontandem Stock Appreciation Rights, the Committee shall specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be used in connection with the calculation described in Section 6.4 below. The base price of any Nontandem Stock Appreciation Rights shall be not less than 100% of the Market Price of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of the Plan as the Committee shall determine.

         6.2 Limitations on Exercise. Tandem Stock Appreciation Rights shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be cancelled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, or portions thereof, surrendered upon exercise of Tandem Stock Appreciation Rights shall not be available for subsequent awards under the Plan. Nontandem Stock Appreciation Rights shall be exercisable during such period as the Committee shall determine.

         6.3 Surrender or Exchange of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights shall entitle the recipient to surrender to the Corporation unexercised the related Option, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares of Common Stock having an aggregate Market Price equal to (A) the excess of (i) the Market Price of one (1) share of Common Stock as of the date the Tandem Stock Appreciation Rights are exercised over (ii) the option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

         6.4 Exercise of Nontandem Stock Appreciation Rights. The exercise of Nontandem Stock Appreciation Rights shall entitle the recipient to receive from the Corporation that number of shares of Common Stock having an aggregate Market Price equal to (A) the excess of (i) the Market Price of one (1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Rights are exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Rights, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Rights, or the portion thereof being exercised. Cash shall be delivered in lieu of any fractional shares.

         6.5 Settlement of Stock Appreciation Rights. As soon as is reasonably practicable after the exercise of any Stock Appreciation Rights, the Corporation shall (i) issue, in the name of the recipient, stock certificates representing the total number of full shares of Common Stock to which the recipient is entitled pursuant to Section 6.3 or 6.4 hereof and cash in an amount equal to the Market Price, as of the date of exercise, of any resulting fractional shares, and (ii) if the Committee causes the Corporation to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Rights in cash pursuant to Section 6.6 hereof, deliver to the recipient an amount in cash equal to the Market Price, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.


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         6.6 Cash Settlement.  The Committee, in its sole discretion,  may cause the Corporation to settle all or any part of its obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Market Price of such shares on the date of exercise.


                                    ARTICLE 7

           NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

                  No Option or Stock Appreciation Rights may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option or Stock Appreciation Rights shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option or Stock Appreciation Rights not specifically permitted herein shall be null and void and without effect. An Option or Stock Appreciation Rights may be exercised by the recipient only during his or her lifetime, or following his or her death pursuant to Section
8.3 hereof.

                  Notwithstanding anything to the contrary in the preceding paragraph, the Committee may, in its sole discretion, cause the written agreement relating to any Non-qualified Stock Options or Stock Appreciation Rights granted hereunder to provide that the recipient of such Non-qualified
Stock Options or Stock Appreciation Rights may transfer any of such Non-qualified Stock Options or Stock Appreciation Rights other than by will or the laws of descent and distribution in any manner authorized under applicable law; provided, however, that in no event may the Committee permit any transfers which would cause the Plan to fail to satisfy the applicable requirements of Rule 16b-3 under the 1934 Act or which would cause any recipient of awards hereunder to fail to be entitled to the benefits Rule 16b-3 or other exemptive rules under Section 16 of the 1934 Act or be subject to liability thereunder.


                                    ARTICLE 8

                      EFFECT OF TERMINATION OF EMPLOYMENT,
                        DISABILITY, RETIREMENT, OR DEATH

         8.1 General Rule. Except as expressly provided in the written agreement relating to any Option or Stock Appreciation Rights or as otherwise expressly determined by the Committee in its sole discretion, in the event that a recipient of Options or Stock Appreciation Rights ceases to be an employee or consultant of the Corporation and its subsidiaries (a "Terminated Person") for any reason other than Disability or Retirement (as hereinafter defined) or death, any Options or Stock Appreciation Rights which were held by such Person on the date on which he or she ceased to be an employee or consultant (the "Termination Date") and which were otherwise exercisable on such Date shall expire unless exercised within the period of 30 days following the Termination Date, but in no event after the expiration of the exercise period of such Options or Stock Appreciation Rights.


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                  Except as expressly provided in the written agreement relating to the Options or Stock Appreciation Rights or as otherwise expressly determined by the Committee in its sole discretion, the Committee may, in its sole discretion, cause any Option or Stock Appreciation Rights to be forfeited upon an employee's termination of employment or the termination of a consultant's consulting arrangement if the employee or consultant was terminated for one (or more) of the following reasons: (i) the employee's or consultant's conviction, or plea of guilty or nolo contendere to the commission, of a felony, (ii) the
employee's  or  consultant's  commission  of  any  fraud,   misappropriation  or
misconduct which causes  demonstrable injury to the Corporation or a subsidiary,
(iii) an act of dishonesty by the employee or consultant resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Corporation or a subsidiary, (iv) any breach of the employee's or consultant's fiduciary duties to the Corporation, (v) the employee's or consultant's willful failure to perform those duties which the employee or consultant is required to perform as an employee or consultant of the Corporation or a subsidiary, (vi) in the case of an employee, a failure to devote his full time and attention exclusively to the business and affairs of the Corporation or a subsidiary; provided, however, that "cause," in the case of an employee or consultant who has an employment or consulting agreement with the Corporation or a subsidiary thereof, shall have the meaning, if any, set forth in such employment or consulting agreement. It shall be within the sole discretion of the Committee to determine whether an employee's or consultant's termination was for one of the foregoing reasons, and the decision of the Committee shall be final and conclusive.

         8.2 Disability or Retirement. Except as expressly provided otherwise in the written agreement relating to any Option or Stock Appreciation Rights granted under the Plan or as otherwise determined by the Committee in its sole discretion, in the event of a termination of employment or consulting arrangement of a Terminated Person due to the Disability or Retirement of such Person, any Options or Stock Appreciation Rights which were held by such Person on the Termination Date and which were otherwise exercisable on such Date shall expire unless exercised within the period of 180 days following such Date, but in no event after the expiration date of the exercise period of such Options or Stock Appreciation Rights; provided, however, that any Incentive Stock Option of such Terminated Person shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the Termination Date (or within one
(1) year in the case of an  employee  who is  "disabled"  within the  meaning of
Section 22(e)(3) of the Code).

                  "Disability" shall mean any termination of employment or consulting arrangement with the Corporation or a subsidiary because of a long-term or total disability, as determined by the Committee in its sole discretion. "Retirement" shall mean a termination of employment or consulting arrangement with the Corporation or a subsidiary with the written consent of the Committee in its sole discretion. The decision of the Committee shall be final and conclusive.

         8.3 Death. Except as expressly provided in the written agreement relating to the Options or Stock Appreciation Rights or as otherwise expressly determined by the Committee in its sole discretion, in the event of the death of a recipient of Options or Stock Appreciation Rights while an employee or consultant of the Corporation or any subsidiary, any Options or Stock Appreciation Rights which were held by such Person at the date of death and which were otherwise exercisable on such date shall be exercisable by the beneficiary designated by the employee or consultant for


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



such purpose (the "Designated Beneficiary") or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease the employee, by the employee's personal representatives, heirs or legatees for a period of one (1) year from the date of death, but in no event later than the expiration date of the exercise period of such Options or Stock Appreciation Rights, at which time such Options or Stock Appreciation Rights shall expire; provided, however, that any Incentive Stock Option of such recipient shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the date of the recipient's death.

                  In the event of the death of a Terminated Person following a termination of employment due to Disability or Retirement, any Options or Stock Appreciation Rights which were held by such Person on the Termination Date and which were exercisable on such Date shall be exercisable by such recipient's Designated Beneficiary, or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease such recipient, by such recipient's personal representatives, heirs or legatees for a period of one (1) year from the date of death but in no event later than the expiration date of the exercise period of such Options or Stock Appreciation Rights, at which time such Options or Stock Appreciation Rights shall expire; provided, however, that any Incentive Stock Option of such Terminated Person shall no longer be treated as an Incentive Stock Option within three (3) months of the date of such Termination Date (or within one (1) year in the case of an employee who is "disabled" within the meaning of Section 22(e)(3) of the Code).

         8.4 Termination of Unvested Options. All Options and Stock Appreciation Rights which were not exercisable by a Terminated Person as of the Termination Date of such Terminated Person shall terminate as of such Date, except as expressly provided in the written agreement relating to the Options or Stock Appreciation Rights or as otherwise expressly determined by the Committee in its sole discretion. Options and Stock Appreciation Rights shall not be affected by any change of employment so long as the recipient continues to be employed by either the Corporation or a subsidiary.


                                    ARTICLE 9

                                RESTRICTED SHARES

         9.1 Grant or Sale of Restricted Shares. The Committee may from time to time cause the Corporation to grant or to sell Restricted Shares under the Plan to employees and consultants, subject to such restrictions, conditions and other terms as the Committee may determine. The purchase price, if any, for Restricted Shares shall be determined by the Committee in its sole discretion.

         9.2 Restrictions. At the time a grant of Restricted Shares is made, the Committee shall establish a period over which such Restricted Shares will vest (the "Restricted Period"). Each grant of Restricted Shares may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant is made prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted Shares. The Committee may also, in its sole discretion, at any time shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares.

         9.3 Restricted Stock Certificates. The Corporation shall issue, in the name of each employee or consultant to whom Restricted Shares have been granted or sold, stock certificates representing the total number of Restricted Shares granted or sold to the employee or consultant, as soon as reasonably practicable after the grant or sale. The Corporation, at the direction of the Committee, shall hold such certificates, properly endorsed for transfer, for the employee's or consultant's benefit until such time as the Restricted Shares are forfeited to or repurchased by the Corporation or the restrictions lapse.

         9.4 Rights of Holders of Restricted Shares. Holders of Restricted Shares shall have the right to vote such shares and the right to receive any cash dividends with respect to such shares. All distributions, if any, received by an employee or consultant with respect to Restricted Shares as a result of any stock split, stock distribution, a combination of shares, or other similar transaction shall be subject to the restrictions of this Article 9.

         9.5 Forfeiture; Repurchase. Except as expressly provided in the written agreement relating to the Options or Stock Appreciation Rights or as otherwise expressly determined by the Committee in its sole discretion, any Restricted Shares held by an employee or consultant pursuant to the Plan shall be forfeited or subject to repurchase by the Corporation at a price equal to the original price paid therefor by the employee or consultant upon the termination of his or her employment or consulting arrangement with the Corporation or its subsidiaries, as the case may be, prior to the expiration or termination of the Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon any such forfeiture or repurchase, the Restricted Shares shall be retained in the treasury of the Corporation and available for subsequent awards under the Plan, unless the Committee directs that such Restricted Shares be cancelled.

         9.6 Delivery of Restricted Shares. Upon the expiration or termination of the Restricted Period applicable to any Restricted Shares and the satisfaction of any other conditions prescribed by the Committee that are applicable to such Shares, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the employee, consultant, beneficiary or estate, as the case may be.


                                   ARTICLE 10

                               UNRESTRICTED SHARES

         10.1 Grant or Sale of Unrestricted Shares. The Committee may cause the Corporation to grant or to sell Unrestricted Shares to employees and consultants at such time or times, in such


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



amounts and for such reasons as the Committee, in its sole discretion, shall determine. The purchase price, if any, for Unrestricted Shares shall be determined by the Committee in its sole discretion.

         10.2 Delivery of Unrestricted Shares. The Corporation shall issue, in the name of each employee or consultant to whom Unrestricted Shares have been granted or sold, stock certificates representing the total number of Unrestricted Shares granted or sold to the employee or consultant, and shall deliver such certificates to the employee or consultant as soon as reasonably practicable after the date of grant or sale or on such later date as the Committee shall determine at the time of grant or sale.


                                   ARTICLE 11

                               TAX OFFSET PAYMENTS

         The Committee shall have the authority at the time of any award under the Plan or anytime thereafter to make Tax Offset Payments to assist employees in paying income taxes incurred as a result of their participation in the Plan. The Tax Offset Payments shall be determined by applying a percentage established by the Committee to all or a portion (as the Committee shall determine) of the taxable income recognizable by an employee upon (i) the exercise of Non-qualified Stock Options or Stock Appreciation Rights, (ii) the disposition of shares received upon exercise of Incentive Stock Options, (iii) the lapse of restrictions on Restricted Shares or (iv) the award or sale of Unrestricted Shares. The percentage shall be established, from time to time, by the Committee at that rate which the Committee, in its sole discretion, determines to be appropriate and in the best interests of the Corporation to assist employees in paying income taxes incurred as a result of the events described in the preceding sentence. Tax Offset Payments shall be subject to the restrictions on transferability applicable to Options and Stock Appreciation Rights under
Article 7.


                                   ARTICLE 12

                    ADJUSTMENT UPON CHANGES IN CAPITALIZATION

         Notwithstanding any other provision of the Plan, the Committee may: (i) at any time, make or provide for such adjustments to the Plan or to the number and class of shares available thereunder or (ii) at the time of grant of any Options, Stock Appreciation Rights or Restricted Shares, provide for such adjustments to such Options, Stock Appreciation Rights or Restricted Shares, in each case as the Committee shall deem appropriate to prevent dilution or enlargement of rights, including, without limitation, adjustments in the event of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, spin-offs, reorganizations, liquidations and the like.

                                   ARTICLE 13

                            AMENDMENT AND TERMINATION

         The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) materially increase the aggregate number of shares which may be issued under the Plan, (ii) materially increase the benefits accruing to employees under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Corporation's stockholders, except that any such increase or modification that may result from adjustments authorized by Article 12 hereof shall not require such stockholder approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the employee or consultant to whom an award shall theretofore have been granted, adversely affect the rights of such employee or consultant under such award.


                                   ARTICLE 14

                                WRITTEN AGREEMENT

         Each award of Options, Stock Appreciation Rights, Restricted Shares, Unrestricted Shares and Tax Offset Payments shall be evidenced by a written agreement containing such restrictions, terms and conditions, if any, as the Committee may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.


                                   ARTICLE 15

                            MISCELLANEOUS PROVISIONS

         15.1 Tax Withholding. The Corporation shall have the right to require employees or their beneficiaries or legal representatives to remit to the Corporation an amount sufficient to satisfy Federal, state and local withholding tax requirements, or to deduct from all payments under the Plan, including Tax Offset Payments, amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to an employee in cash, such payments shall be net of any amounts sufficient to satisfy all Federal, state and local withholding tax requirements. The Committee may, in its sole discretion, permit an employee to satisfy his or her tax withholding obligation either by (i) surrendering shares owned by the employee or (ii) having the Corporation withhold from shares otherwise deliverable to the employee. Shares surrendered or withheld shall be valued at their Market Price as of the date on which income is required to be recognized for income tax purposes.

         15.2 Compliance With Section 16(b). In the case of employees who are or may be subject to Section 16 of the 1934 Act,it is the intent of the Corporation that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the 1934 Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to employees who are or may be subject to Section 16 of the 1934 Act.

         15.3 Successors. The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Corporation. In the event of any of the foregoing, the Committee may, in its discretion prior to the consummation of the transaction and subject to Article 13 hereof, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

         15.4 General Creditor Status. Employees and consultants shall have no right, title, or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any employee, consultant, beneficiary or legal representative of such employee or consultant. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

         15.5 No Right to Employment. Nothing in the Plan or in any written agreement entered into pursuant to Article 14 hereof, nor the grant of any award, shall confer upon any employee any right to continue in the employ of the Corporation or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Corporation or a subsidiary to modify the terms of or terminate such employee's employment at any time. The preceding sentence shall be equally applicable with respect to consultants of the Corporation or a subsidiary.

         15.6 Other Plans. Effective upon the adoption of the Plan by the stockholders, no further awards shall be made under the Synaptic Pharmaceutical Corporation Amended and Restated Incentive Plan, originally adopted on June 3, 1988, and last amended and restated on June 16, 1992 (the "Prior Plan"). Thereafter, all awards made under the Prior Plan prior to the adoption of the Plan by the stockholders shall continue in accordance with the terms of the Prior Plan.

         15.7 Notices. Notices required or permitted to be made under the Plan shall be sufficiently made if personally delivered to the employee or sent by regular mail addressed (a) to the employee at the employee's address as set forth in the books and records of the Corporation or its subsidiaries, or (b) to the Corporation or the Committee at the principal office of the Corporation clearly marked "Attention: Compensation Committee."

         15.8 Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         15.9 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New Jersey.